Registration No. 333-_____

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-14

REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933
|_| Pre-Effective Amendment No. |_| Post-Effective Amendment No.

(Check appropriate box or boxes)

DREYFUS INTERNATIONAL FUNDS, INC.
(Exact Name of Registrant as Specified in Charter)

(212) 922-6000
(Area Code and Telephone Number)

c/o The Dreyfus Corporation
200 Park Avenue, New York, New York 10166
(Address of Principal Executive Offices: Number,
Street, City, State, Zip Code)

(Name and Address of Agent for Service)

Mark N. Jacobs, Esq.
c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166

           Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement is declared effective.

           It is proposed that this filing will become effective on December 12, 2002 pursuant to Rule 488.

           An indefinite number of Registrant's shares of common stock, par value $0.001 per share, has been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940. Accordingly, no filing fee is being paid at this time.

DREYFUS INTERNATIONAL FUNDS, INC.
Form N-14
Cross Reference Sheet
Pursuant to Rule 481(a) Under the Securities Act of 1933

FORM N-14                                                       PROSPECTUS/PROXY
ITEM NO.                                                        STATEMENT CAPTION

PART A

Item 1.      Beginning of Registration Statement and Outside     Cover Page
             Front Cover Page of Prospectus

Item 2.      Beginning and Outside Back Cover Page of            Cover Page
             Prospectus

Item 3.      Synopsis Information and Risk Factors               Summary

Item 4.      Information About the Transaction                   Letter to Shareholders; Questions and
                                                                 Answers; Summary; Reasons for the Exchange;
                                                                 Information About the Exchange

Item 5.      Information About the Registrant                    Letter to Shareholders; Questions and
                                                                 Answers; Summary; Reasons for the Exchange;
                                                                 Information About the Exchange; Additional
                                                                 Information About the Acquiring Fund and
                                                                 the Fund

Item 6.      Information About the Fund Being Acquired           Letter to Shareholders; Questions and
                                                                 Answers; Summary; Reasons for the Exchange;
                                                                 Information About the Exchange; Additional
                                                                 Information About the Acquiring Fund and
                                                                 the Fund

Item 7.      Voting Information                                  Letter to Shareholders; Questions and
                                                                 Answers; Cover Page; Voting Information

Item 8.      Interest of Certain Persons and Experts             Not Applicable

Item 9.      Additional Information Required for Reoffering by   Not Applicable
             Persons Deemed to be Underwriters

                                                                 STATEMENT OF ADDITIONAL
PART B                                                           INFORMATION CAPTION

Item 10.     Cover Page                                          Cover Page

Item 11.     Table of Contents                                   Not Applicable

Item 12.     Additional Information About the Registrant         Statement of Additional Information of
                                                                 Dreyfus International Funds, Inc. dated
                                                                 November 15, 2002(1)

Item 13.     Additional Information About the Fund Being         Statement of Additional Information of
             Acquired                                            Dreyfus Premier Equity Funds, Inc.--Dreyfus
                                                                 Premier Developing Markets Fund dated
                                                                 February 1, 2002(2)

Item 14.     Financial Statements                                Annual Report of Dreyfus International
                                                                 Funds, Inc. dated May 31, 2002(3); Annual
                                                                 Report of Dreyfus Premier Developing
                                                                 Markets Fund for its most recent fiscal
                                                                 year end(4)

PART C

Item 15.     Indemnification

Item 16.     Exhibits

Item 17.     Undertakings

_______________
(1)      Incorporated herein by reference to Post-Effective Amendment No. 19 to the Registrant's Registration
         Statement on Form N-1A, filed on November 8, 2002 (File No. 2-88816).

(2)      Incorporated herein by reference to Post-Effective Amendment No. 72 to the Registration Statement on
         Form N-1A of Dreyfus Premier Equity Funds, Inc., filed on January 28, 2002 (File No. 2-30806).

(3)      Incorporated herein by reference to Registrant's Annual Report, filed on July 31, 2002 (File No.
         811-7502).

(4)      Incorporated herein by reference to Dreyfus Premier Equity Funds, Inc.--Dreyfus Premier Developing
         Markets Fund's Annual Report, filed on December 11, 2001 (File No. 811-2488). The Fund Being Acquired
         anticipates that its Annual Report for the fiscal year ended September 30, 2002 will be filed on or about November 29, 2002.

DREYFUS PREMIER DEVELOPING MARKETS FUND

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166

Dear Shareholder:

          As a shareholder of Dreyfus Premier Developing Markets Fund (formerly, Dreyfus Premier Emerging Markets Fund) (the "Fund") you are being asked to vote on an Agreement and Plan of Reorganization for the Fund to transfer all of the Fund's assets attributable to its Class A, Class B, Class C, Class R and Class T shares in a tax-free reorganization to Dreyfus Premier Emerging Markets Fund (formerly, Dreyfus Emerging Markets Fund) (the "Acquiring Fund"), in exchange for Class A, Class B, Class C, Class R and Class T shares, respectively, of the Acquiring Fund. If the Agreement and Plan of Reorganization is approved and consummated for the Fund, you would no longer be a shareholder of the Fund, but would become a shareholder of the Acquiring Fund, which has the same investment objective and substantially similar management policies as the Fund. The Fund is a series of Dreyfus Premier Equity Funds, Inc. (the "Company"), and the Acquiring Fund is a series of Dreyfus International Funds, Inc.

          After careful review, the Company's Board of Directors has unanimously approved the proposed reorganization. The Directors of the Company believe that the proposal set forth in the notice of meeting for the Fund is important and recommend that you read the enclosed materials carefully and then vote for the proposal.

          Your vote is important. Please take a moment to sign and return your proxy card in the enclosed postage-paid return envelope. The Fund also may solicit proxies by letter or telephone. Voting by telephone will reduce the time and costs associated with the proxy solicitation. When the Fund records proxies solicited by telephone, it will use procedures designed to (1) authenticate shareholders' identities, (2) allow shareholders to authorize the voting of their shares in accordance with their instructions and (3) confirm that their instructions have been recorded properly.

           Further information about the transaction is contained in the enclosed materials, which you should review carefully before you vote. If you have any questions after considering the enclosed materials, please call 1-800-554-4611.

Sincerely, Michael A. Rosenberg, Secretary

January 23, 2003

TRANSFER OF THE ASSETS OF
DREYFUS PREMIER DEVELOPING MARKETS FUND
TO AND IN EXCHANGE FOR SHARES OF
DREYFUS PREMIER EMERGING MARKETS FUND

QUESTIONS AND ANSWERS

The enclosed materials include a Prospectus/Proxy Statement containing information you need to make an informed decision. However, we thought it also would be helpful to begin by answering some of the important questions you might have about the proposed reorganization.

WHAT WILL HAPPEN TO MY FUND INVESTMENT IF THE PROPOSED REORGANIZATION IS APPROVED?

You will become a shareholder of Dreyfus Premier Emerging Markets Fund (the "Acquiring Fund") on or about ___________, 2003 (the "Closing Date") and will no longer be a shareholder of the Fund. The Fund will then cease operations pursuant to the proposed reorganization. You will receive Class A, Class B, Class C, Class R or Class T shares of the Acquiring Fund corresponding to your Class A, Class B, Class C, Class R or Class T shares of the Fund with a value equal to the value of your investment in the Fund as of the Closing Date.

WHAT ARE THE BENEFITS OF THIS REORGANIZATION FOR ME?

The Board believes that the reorganization will permit Fund shareholders to pursue the same investment goals in a larger combined fund that has a lower expense ratio.

DO THE FUNDS HAVE SIMILAR INVESTMENT GOALS AND STRATEGIES?

Both the Fund and the Acquiring Fund seek long-term capital growth by investing in emerging markets. Each of the Fund and Acquiring Fund pursues its goal by investing at least 80% of its assets in the stocks of companies organized, or with a majority of assets or business, in emerging markets countries. The Dreyfus Corporation is the investment adviser for each fund. D. Kirk Henry is the primary portfolio manager for each fund. For additional information regarding the differences between funds, please refer to the enclosed Prospectus/Proxy Statement.

WHAT ARE THE TAX CONSEQUENCES OF THIS PROPOSED REORGANIZATION?

The proposed fund reorganization, if approved by Fund shareholders, will not be a taxable event for federal income tax purposes. Shareholders will not realize any capital gain or loss as a direct result of the proposed reorganization. The Fund will distribute any undistributed net investment income and net realized capital gains prior to the reorganization. Since the Acquiring Fund intends to distribute any net investment income and net realized capital gains in __________ 2003, Fund shareholders could receive two taxable distributions on their investments in calendar year 2003 if the reorganization is approved.

WILL I ENJOY THE SAME PRIVILEGES AS A SHAREHOLDER OF THE ACQUIRING FUND THAT I CURRENTLY HAVE AS A SHAREHOLDER OF THE FUND?

Yes. You will continue to enjoy the same shareholder privileges such as the Fund Exchanges service, Dreyfus TeleTransfer Privilege, Dreyfus-Automatic Asset Builder®, Dreyfus Government Direct Deposit Privilege, Dreyfus Dividend Options, Dreyfus Auto-Exchange Privilege and Dreyfus Automatic Withdrawal Plan.

WILL I BE CHARGED A SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE ("CDSC") AT THE TIME OF THE REORGANIZATION?

No. No sales charge or CDSC will be imposed at the time of the reorganization, although any subsequent investment in the Acquiring Fund will be subject to any applicable sales charges and any redemption of Class B or Class C shares (or Class A or Class T shares subject to a CDSC) of the Acquiring Fund will be subject to the same CDSC as redemption of Class B or Class C shares (or Class A or Class T shares subject to a CDSC) of the Fund (calculated from the date of original purchase of Fund shares).

WHO WILL PAY THE EXPENSES OF THE REORGANIZATION?

Because of the anticipated benefits to shareholders of each fund as a result of the reorganization, expenses relating to the proposed reorganization will be split proportionately between the funds, based on the net assets of each fund on the date of the consummation of the reorganization.

HOW DOES THE BOARD OF DIRECTORS RECOMMEND I VOTE?

The Directors of the Company recommend that you vote FOR the reorganization. The Directors believe the reorganization is in the best interests of the Fund and its shareholders.

Please note if you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal. Thank you in advance for your vote.

DREYFUS PREMIER DEVELOPING MARKETS FUND

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders:

          A Special Meeting of Shareholders of Dreyfus Premier Developing Markets Fund (the "Fund"), a series of Dreyfus Premier Equity Funds, Inc. (the "Company"), will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, on Friday, March 14, 2003, at ____ [a.m./p.m.], for the following purposes:

1.	To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets, subject to liabilities, of the Fund attributable to its Class A, Class B, Class C, Class R and Class T shares to Dreyfus Premier Emerging Markets Fund (the "Acquiring Fund"), in exchange for the Acquiring Fund's corresponding Class A, Class B, Class C, Class R and Class T shares and the assumption by the Acquiring Fund of the Fund's stated liabilities (the "Exchange"). Class A, Class B, Class C, Class R and Class T shares of the Acquiring Fund received in the Exchange will be distributed by the Fund to its Class A, Class B, Class C, Class R and Class T shareholders, respectively, in liquidation of the Fund, after which the Fund will cease operations; and

2.	To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

           Shareholders of record at the close of business on January 9, 2003, will be entitled to receive notice of and to vote at the meeting.

By Order of the Board of Directors Michael A. Rosenberg, Secretary

New York, New York
January 23, 2003

WE NEED YOUR PROXY VOTE

           A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE MEETING OF SHAREHOLDERS WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM OF FUND SHARES ELIGIBLE TO VOTE IS REPRESENTED. IN THAT EVENT, THE FUND, AT SHAREHOLDERS' EXPENSE, WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD IMMEDIATELY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

TRANSFER OF THE ASSETS OF

DREYFUS PREMIER DEVELOPING MARKETS FUND
(A Series of Dreyfus Premier Equity Funds, Inc.)

To and in Exchange for Shares of

DREYFUS PREMIER EMERGING MARKETS FUND
(A Series of Dreyfus International Funds, Inc..)

PROSPECTUS/PROXY STATEMENT
__________, 2002

Special Meeting of Shareholders
to be held on Friday, March 14, 2003

           This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Dreyfus Premier Equity Funds, Inc. (the "Company") on behalf of Dreyfus Premier Developing Markets Fund (the "Fund") to be used at the Special Meeting of Shareholders (the "Meeting") of the Fund to be held on Friday, March 14, 2003, at ____ [a.m./p.m.], at the offices of The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, 7th Floor, New York, New York 10166, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. Shareholders of record at the close of business on January 9, 2003 are entitled to receive notice of and to vote at the Meeting.

           It is proposed that the Fund transfer all of its assets, subject to stated liabilities, attributable to its Class A, Class B, Class C, Class R and Class T shares to Dreyfus Premier Emerging Markets Fund (the "Acquiring Fund"), a series of Dreyfus International Funds, Inc. (the "Acquiring Company"), in exchange for the Acquiring Fund's corresponding Class A, Class B, Class C, Class R and Class T shares and the assumption by the Acquiring Fund of the Fund's stated liabilities, all as more fully described in this Prospectus/Proxy Statement (the "Exchange"). Upon consummation of the Exchange, the Acquiring Fund shares received by the Fund will be distributed to Fund shareholders, with each shareholder receiving a pro rata distribution of Acquiring Fund shares (or fractions thereof) for Fund shares held prior to the Exchange. Thus, it is contemplated that each shareholder will receive for his or her Fund shares a number of Class A shares, Class B shares, Class C shares, Class R shares or Class T shares (or fractions thereof) of the Acquiring Fund equal in value to the aggregate net asset value of the shareholder's Fund shares as of the date of the Exchange.

           This Prospectus/Proxy Statement, which should be retained for future reference, concisely sets forth information about the Acquiring Fund that Fund shareholders should know before voting on the proposal or investing in the Acquiring Fund.

           A Statement of Additional Information ("SAI") dated _________, 2002, relating to this Prospectus/Proxy Statement, has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by reference in its entirety. The Commission maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated in this Prospectus/Proxy Statement by reference, and other information regarding the Acquiring Fund and the Fund. A copy of the SAI is available without charge by calling 1-800-554-4611, or writing to the Acquiring Fund at its offices at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

Shares of the Acquiring Fund and the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investing in the Acquiring Fund, as in the Fund, involves certain risks, including the possible loss of principal.

The Securities and Exchange Commission has not approved or disapproved the Acquiring Fund's shares or passed upon the adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

           The Fund and the Acquiring Fund are open-end, management investment companies advised by Dreyfus. The funds have the same portfolio manager and investment objective and substantially similar management policies. However, the investment practices and limitations of each fund (and the related risks) are not identical. The substantive differences between the Fund and the Acquiring Fund are set forth in this Prospectus/Proxy Statement.

           The Acquiring Fund's Prospectus dated November 15, 2002 and Annual Report for its fiscal year ended May 31, 2002, including its audited financial statements for the fiscal year, each accompany this Prospectus/Proxy Statement. The Acquiring Fund's Prospectus and the financial statements contained in its Annual Report are incorporated into this Prospectus/Proxy Statement by reference. For a free copy of the Fund's most-recent Prospectus, or Annual Report for the fiscal year ended September 30, 2002, call 1-800-554-4611, or write to the Fund at its offices located at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

           Shareholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Class A, Class B, Class C, Class R and Class T shareholders will vote together on the proposal. Fund shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed form of proxy is executed and returned, it nevertheless may be revoked by giving another proxy or by letter directed to the Fund, which must indicate the shareholder's name and account number. To be effective, such revocation must be received before the Meeting. Also, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. Please note, if you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal. As of _________, 2002, the following numbers of Fund shares were issued and outstanding:

Class A Shares   Class B Shares   Class C Shares   Class R Shares   Class T Shares
 Outstanding      Outstanding      Outstanding      Outstanding      Outstanding
--------------   --------------   --------------   --------------   --------------

           Proxy materials will be mailed to shareholders of record on or about January 23, 2003.

TABLE OF CONTENTS

Summary	4

Reasons for the Exchange	17

Information about the Exchange	18

Additional Information about the Acquiring Fund and the Fund	20

Voting Information	21

Financial Statements and Experts	23

Other Matters	23

Notice to Banks, Broker/Dealers and Voting Trustees and Their Nominees	23

Exhibit A: Agreement and Plan of Reorganization	A-1

APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION PROVIDING
FOR THE TRANSFER OF ALL OF THE ASSETS OF THE FUND TO THE
ACQUIRING FUND

SUMMARY

           This Summary is qualified by reference to the more complete information contained elsewhere in this Prospectus/Proxy Statement, the Acquiring Fund's Prospectus, the Fund's Prospectus and the Agreement and Plan of Reorganization attached to this Prospectus/Proxy Statement as Exhibit A.

           Proposed Transaction. The Company's Board, including the Directors who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")), has approved unanimously an Agreement and Plan of Reorganization (the "Plan") for the Fund. The Plan provides that, subject to the requisite approval of the Fund's shareholders, on the date of the Exchange the Fund will assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, including all securities and cash, in exchange for Class A, Class B, Class C, Class R and Class T shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets, and the Acquiring Fund will assume the Fund's stated liabilities. The Fund will distribute all Acquiring Fund shares received by it among its shareholders so that each Class A, Class B, Class C, Class R and Class T Fund shareholder will receive a pro rata distribution of Acquiring Fund Class A, Class B, Class C, Class R and Class T shares (or fractions thereof), respectively, having an aggregate net asset value equal to the aggregate net asset value of the shareholder's Fund shares as of the date of the Exchange. Thereafter, the Fund will be terminated as a series of the Company and cease operations.

           As a result of the Exchange, each Fund shareholder will cease to be a shareholder of the Fund and will become a shareholder of the Acquiring Fund as of the close of business on the date of the Exchange. No sales charge or contingent deferred sales charge ("CDSC") will be imposed at the time of the Exchange. Any subsequent investment in the Acquiring Fund after the Exchange will be subject to any applicable sales charges, and any redemption of Class B or Class C shares (or Class A or Class T shares subject to a CDSC) of the Acquiring Fund will be subject to the same CDSC as the redemption of Class B or Class C shares (or Class A or Class T shares subject to a CDSC) of the Fund and would be calculated from the date of original purchase.

           The Company's Board has concluded unanimously that the Exchange would be in the best interests of the Fund and its shareholders and the interests of the Fund's existing shareholders would not be diluted as a result of the transactions contemplated thereby. See "Reasons for the Exchange."

           Tax Consequences. As a condition to the closing of the Exchange, the Fund and the Acquiring Fund will receive an opinion of counsel to the effect that, for federal income tax purposes, (1) no gain or loss will be recognized by the Fund's shareholders as a result of the Exchange, (2) the holding period and aggregate tax basis of Acquiring Fund shares received by a Fund shareholder will be the same as the holding period and aggregate tax basis of the shareholder's Fund shares, and (3) the holding period and tax basis of the Fund's assets transferred to the Acquiring Fund as a result of the Exchange will be the same as the holding period and tax basis of such assets held by the Fund immediately prior to the Exchange. See "Information about the Exchange—Federal Income Tax Consequences."

           Comparison of the Fund and the Acquiring Fund. The following discussion is primarily a summary of certain parts of the Fund's Prospectus and the Acquiring Fund's Prospectus. Information contained in this Prospectus/Proxy Statement is qualified by the more complete information set forth in such Prospectuses, which are incorporated herein by reference.

           Goal/Approach. The Fund and the Acquiring Fund have identical investment goals and substantially similar investment approaches. The Fund and the Acquiring Fund each seek long-term capital growth. This investment objective is a fundamental policy which cannot be changed without the approval of a majority of the relevant fund's outstanding voting shares.

           To pursue this goal, the Fund and the Acquiring Fund each invest at least 80% of their respective assets in the stocks of companies organized, or with a majority of assets or business, in emerging markets countries. "Emerging market" countries consist of all countries represented by the Morgan Stanley Capital International Emerging Markets (Free) Index or any other country Dreyfus believes has an emerging economy or market. The Fund and the Acquiring Fund each has adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in its policy to so invest 80% of its assets. Normally, the Fund and the Acquiring Fund will not invest more than 25% of their total assets in the securities of companies in any one emerging market country.

           The Fund's and the Acquiring Fund's stock investments may include common stocks, preferred stocks and convertible securities, including those purchased in initial public offerings ("IPOs") or shortly thereafter.

           In selecting stocks, the portfolio manager for the Fund and the Acquiring Fund identifies potential investments through extensive quantitative and fundamental research using a value-oriented, research-driven approach. Emphasizing individual stock selection rather than economic and industry trends, each fund focuses on three key factors:

•	value, or how a stock is valued relative to its intrinsic worth based on traditional value measures

•	business health, or overall efficiency and profitability as measured by return on assets and return on equity

•	business momentum, or the presence of a catalyst (such as corporate restructuring, change in management or spin-off) that potentially will trigger a price increase near term or midterm.

           Typically, the portfolio manager will sell a stock held by the Fund and/or the Acquiring Fund when it is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or declining momentum, or falls short of the manager's expectations.

           Each of the Fund and Acquiring Fund may, but is not required to, use derivatives, such as futures and options, as a substitute for taking a position in an underlying asset, to increase returns, or as part of a hedging strategy. The Fund and the Acquiring Fund also may engage in short-selling, typically for hedging purposes, such as to limit exposure to a possible market decline in the value of the fund's portfolio securities.

           The Fund may engage in leverage by borrowing money to purchase securities. The Acquiring Fund's investment policies permit it to engage in such leverage, but the Acquiring Fund currently intends to borrow money only for temporary or emergency (not leveraging) purposes.

           The Fund and Acquiring Fund may lend their respective portfolio securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Loans of portfolio securities may not exceed 33-1/3% of the value of the Fund's or Acquiring Fund's total assets.

           For more information on either the Fund's or the Acquiring Fund's management policies, see "Goal/Approach" in the relevant Prospectus and "Description of the Company and Funds" in the Fund's Statement of Additional Information and "Description of the Company and Fund" in the Acquiring Fund's Statement of Additional Information.

           Main Risks. The principal risks associated with an investment in the Fund and the Acquiring Fund are substantially similar. These risks are discussed below. As a result, the value of your investment in the Acquiring Fund, as in the Fund, will fluctuate, sometimes dramatically, which means you could lose money.

•	Foreign investment risk. Each fund's performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Each of these risks could increase a fund's volatility.

•	Emerging market risk. Emerging markets tend to be more volatile than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of companies located in emerging markets are often subject to rapid and large changes in price.

•	Market risk. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

•	Issuer risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services.

•	Smaller company risk. Small and midsize companies carry additional risks because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities. These companies may have limited product lines, markets or financial resources, or may depend on a limited management group. Some of the fund's investments will rise and fall based on investor perception rather than economic factors. Other investments, including special situations, are made in anticipation of future products and services or events whose delay or cancellation could cause the stock price to drop.

•	Value stock risk. Value stocks involve the risk that they may never reach what the manager believes is their full market value, either because the market fails to recognize the stock's intrinsic worth or the manager misgauged that worth. They also may decline in price, even though in theory they are already undervalued. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the fund's performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing growth stocks).

•	Market sector risk. The Fund and the Acquiring Fund may overweight or underweight certain companies, industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those companies, industries or sectors.

•	Derivatives risk. The Fund and the Acquiring Fund may invest in derivative instruments, such as options, futures and options on futures contracts (including those relating to stocks, indexes or foreign currencies). A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the fund's other investments.

•	Short sale risk. The Fund and the Acquiring Fund may make short sales, which involves selling a security the fund does not own in anticipation that the security's price will decline. Short sales expose the fund to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the fund.

•	IPO risk. The Fund and the Acquiring Fund may purchase securities of companies in IPOs. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the fund's performance depends on a variety of factors, including the number of IPOs the fund invests in relative to the size of the fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a fund's asset base increases, IPOs often have a diminished effect on such fund's performance.

•	Leveraging risk. The Fund's use of leverage, such as borrowing money to purchase securities and engaging in reverse repurchase agreements, will magnify the Fund's gains or losses.

           At times, the Fund and the Acquiring Fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions and lower the fund's after-tax performance.

           The Fund and the Acquiring Fund each may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.

           Under adverse market conditions, the Fund and the Acquiring Fund each could invest some or all of its assets in the securities of U.S. issuers, U.S. treasury securities and money market securities. Although the Fund or the Acquiring Fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the Fund or the Acquiring Fund may not achieve its investment objective. A fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.

           The Fund and the Acquiring Fund are non-diversified, which means that a relatively high percentage of their respective assets may be invested in a limited number of issuers. Therefore, the Fund's and the Acquiring Fund's performance may be more vulnerable to changes in the market value of a single issuer and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

           See "Main Risks" in the relevant Prospectus and "Description of the Company and Funds" in the Fund's Statement of Additional Information and "Description of the Company and Fund" in the Acquiring Fund's Statement of Additional Information for a more complete description of investment risks.

           Sales Charges and Redemption Fee. The schedule of sales charges imposed at the time of purchase of Class A or Class T shares of the Fund and Acquiring Fund are identical. The maximum sales charge imposed on the purchase of Class A shares of the Fund and the Acquiring Fund is 5.75%. The maximum sales charge imposed on Class T shares of the Fund and the Acquiring Fund is 4.50%. In addition, Fund and Acquiring Fund Class A and Class T shares purchased without an initial sales charge as part of an investment of at least $1,000,000 and redeemed within one year of purchase are subject to the same 1.00% CDSC. The CDSC imposed at the time of redemption on Class B and Class C shares for the Fund and the Acquiring Fund are identical. See in the relevant Prospectus "Account Policies—Share Class Charges" for a discussion of sales charges and the CDSC.

           Acquiring Fund shares are subject to a 1.00% redemption fee, which is charged when shareholders sell or exchange Acquiring Fund shares owned for less than six months. The redemption fee is deducted from the shareholder's redemption proceeds and retained by the Acquiring Fund. The Fund does not charge a redemption fee.

           Fees and Expenses. The following information concerning fees and expenses of the Fund and the Acquiring Fund is derived from information set forth under the caption "Expenses" in the relevant Prospectus. The fees and expenses set forth below are for the fiscal year ended September 30, 2002 for the Fund and May 31, 2002 for the Acquiring Fund and do not reflect any fee waiver or expense reimbursement arrangements if any, then in effect. For the fiscal year ended September 30, 2002, Dreyfus agreed to waive receipt of its fees and/or assume the expenses of the Fund so that Fund expenses (excluding taxes, brokerage commissions, extraordinary expenses, interest expenses, commitment fees on offerings, shareholder services fees and Rule 12b-1 fees) did not exceed 2.00% of the Fund's average daily net assets. Pursuant to such undertaking, Dreyfus waived a portion of its management fee charged the Fund so that the effective management fee paid by the Fund for the fiscal year ended September 30, 2002 was 0.36%. During the Fund's current fiscal year, Dreyfus may voluntarily continue such fee waiver/expense reimbursement arrangement. The "Pro Forma After Exchange" operating expenses information is based on the net assets and fund accruals of the Fund and the Acquiring Fund as of September 30, 2002, as adjusted showing the effect of the Exchange had it occurred on such date. "Other expenses" for the Acquiring Fund are based on expenses for Class A of the Acquiring Fund during the fiscal year ended May 31, 2002; actual expenses may vary. Annual fund operating expenses are paid out of fund assets, so their effect is reflected in the share prices.

Annual Fund Operating Expenses
(expenses paid from fund assets)
(percentage of average daily net assets):

                                                                 Pro Forma After
                                                                    Exchange
                                 Fund          Acquiring Fund     Acquiring Fund
                                Class A           Class A            Class A
                             -------------     --------------     --------------
Management fees                  1.25%              1.25%             1.25%
Rule 12b-1 fee                   none                none              none
Shareholder services fee         0.25%              0.25%             0.25%
Other expenses                   1.64%              0.32%             0.32%
--------------               -------------     --------------     --------------
Total                            3.14%              1.82%             1.82%

                                                                 Pro Forma After
                                                                    Exchange
                                 Fund          Acquiring Fund     Acquiring Fund
                                Class B           Class B            Class B
                             -------------     --------------     --------------
Management fees                  1.25%              1.25%             1.25%
Rule 12b-1 fee                   0.75%              0.75%             0.75%
Shareholder services fee         0.25%              0.25%             0.25%
Other expenses                   1.64%              0.32%             0.32%
--------------               -------------     --------------     --------------
Total                            3.89%              2.57%             2.57%

                                                                 Pro Forma After
                                                                    Exchange
                                 Fund          Acquiring Fund     Acquiring Fund
                                Class C           Class C            Class C
                             -------------     --------------     --------------
Management fees                  1.25%              1.25%             1.25%
Rule 12b-1 fee                   0.75%              0.75%             0.75%
Shareholder services fee         0.25%              0.25%             0.25%
Other expenses                   1.64%              0.32%             0.32%
--------------               -------------     --------------     --------------
Total                            3.89%              2.57%             2.57%

                                                                 Pro Forma After
                                                                    Exchange
                                 Fund          Acquiring Fund     Acquiring Fund
                                Class R           Class R            Class R
                             -------------     --------------     --------------
Management fees                  1.25%              1.25%             1.25%
Rule 12b-1 fee                    none               none              none
Shareholder services fee          none               none              none
Other expenses                   1.64%              0.32%             0.32%
--------------               -------------     --------------     --------------
Total                            2.89%              1.57%             1.57%

                                                                 Pro Forma After
                                                                    Exchange
                                 Fund          Acquiring Fund     Acquiring Fund
                                Class T           Class T            Class T
                             -------------     --------------     --------------
Management fees                  1.25%              1.25%             1.25%
Rule 12b-1 fee                   0.25%              0.25%             0.25%
Shareholder services fee         0.25%              0.25%             0.25%
Other expenses                   1.64%              0.32%             0.32%
--------------               -------------     --------------     --------------
Total                            3.39%              2.07%             2.07%

__________

Example

           This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual return and expenses will be different, the example is for comparison only.

                             Fund                                    Acquiring Fund
         -------------------------------------------  --------------------------------------------
         Class A  Class B  Class C  Class R  Class T  Class A  Class B  Class C  Class R   Class T
         Shares   Shares*  Shares*  Shares   Shares   Shares   Shares   Shares   Shares    Shares
         -------  -------  -------  -------  -------  -------  -------  -------  -------   -------
1 Year    $ 874    $ 791/   $ 491/   $ 292    $ 776    $ 749    $ 660/   $ 360/   $ 160     $ 651
                     391      391                                 260      260
3 Years  $1,488   $1,487/  $1,187/   $ 895   $1,445   $1,115   $1,099/   $ 799/   $ 496    $1,070
                   1,187    1,187                                 799      799
5 Years  $2,125   $2,200/  $2,000/  $1,523   $2,135   $1,504   $1,565/  $1,365/   $ 855    $1,513
                   2,000    2,000                               1,365    1,365
10 Years $3,825   $3,806/  $4,113/  $3,214   $3,960   $2,589   $2,554/  $2,905/  $1,867    $2,742
                   3,806    4,113                               2,554    2,905

                        Acquiring Fund
                   Pro Forma After Exchange
         -------------------------------------------
         Class A    Class B    Class C    Class R
         Shares     Shares     Shares     Shares
         -------    -------    -------    -------
1 Year    $ 749       $660/     $ 360/     $ 160
                       260        260
3 Years  $1,115     $1,099/     $ 799/     $ 496
                       799        799
5 Years  $1,504     $1,565/    $1,365/     $ 855
                     1,365      1,365
10 Years $2,589     $2,554/    $2,905/    $1,867
                     2,554      2,905

           Acquiring Fund Past Performance. The bar chart and table below illustrate the risks of investing in the Acquiring Fund. The bar chart shows the changes in the performance of the Acquiring Fund's Class A shares from year to year. Sales loads are not reflected in the chart; if they were, the returns shown would have been lower. The table compares the average annual total return of the Acquiring Fund's Class A shares to that of the Morgan Stanley Capital International Emerging Markets (Free) Index ("MSCI EMF Index"), a broad measure of emerging markets stock performance in countries open to non-local investors. These returns include the Acquiring Fund's applicable sales loads. Since Class B, Class C, Class R and Class T shares of the Acquiring Fund are new, past performance information is not available for those classes as of the date of this Prospectus/Proxy Statement. Performance for each share class will vary from the performance of the Acquiring Fund's other share classes due to differences in charges and expenses. The chart and table assume reinvestment of dividends and distributions. For performance information of the Fund, see the Fund's Prospectus under the caption "Past Performance." Of course, past performance is no guarantee of future results.

           After-tax performance is shown only for Class A shares. After-tax performance of the Acquiring Fund's other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Acquiring Fund--Class A Shares
Year-by-year total return as of 12/31 each year (%)

                                                 -1.53%   -18.01%    74.92%   -20.30%     7.70%
'92       '93       '94       '95       '96       '97       '98       '99       '00       '01

Best Quarter:                 Q2 '99         +32.71%

Worst Quarter:                Q3 '98         -19.47%

The year-to-date total return for the Class A shares of the Acquiring Fund as of 9/30/02 was -9.26%.

Acquiring Fund--Class A Shares
Average annual total return as of 12/31/01

                                                                     Since
                                                                   inception
                                 1 Year           5 Years          (6/28/96)
                             ---------------- ----------------- ----------------
Class A                           1.53%            2.70%             2.40%
returns before taxes
                             ---------------- ----------------- ----------------
Class A
returns after taxes on
distributions                     1.08%            -3.91%            0.53%
                             ---------------- ----------------- ----------------
Class A
returns after taxes on
distributions and sale of
shares                            1.03%            -2.36%            1.06%
                             ---------------- ----------------- ----------------
MSCI EMF Index
Reflects no deduction for
fees, expenses or taxes          -2.37%            -5.74%           -5.97%

           Investment Adviser. The investment adviser for the Fund and the Acquiring Fund is Dreyfus, located at 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $182 billion in over 200 mutual fund portfolios. Dreyfus is the primary mutual fund business of Mellon Financial Corporation ("Mellon"), a global financial services company with approximately $2.8 trillion of assets under management, administration or custody, including approximately $610 billion under management. Mellon provides financial services for institutions, corporations and individuals, offering institutional asset management, mutual funds, private wealth management, asset servicing, human resources services and treasury services. Mellon is headquartered in Pittsburgh, Pennsylvania.

           Primary Portfolio Manager. For the Fund and the Acquiring Fund, D. Kirk Henry serves as the primary portfolio manager. Mr. Henry has been the Fund's portfolio manager since January 2001 and the Acquiring Fund's portfolio manager since June 1996. He has been employed by Dreyfus since May 1996, and has been senior vice president and international equity portfolio manager of The Boston Company Asset Management LLC, an affiliate of Dreyfus, since May 1994.

           Directors. The Fund and the Acquiring Fund each have the same Board of Directors. For a description of the Directors, see the relevant Statement of Additional Information.

           Capitalization. Both the Fund and the Acquiring Fund have classified their respective shares into five classes – Class A, Class B, Class C, Class R and Class T shares. On September 13, 2002, the Fund changed its name from Dreyfus Premier Emerging Markets Fund to its current name. On November 15, 2002, the Acquiring Fund changed its name from Dreyfus Emerging Markets Fund to its current name, renamed its existing shares Class A shares and commenced offering Class B, Class C, Class R and Class T shares. The following table sets forth as of September 30, 2002 (1) the capitalization of each class of the Fund's shares, (2) the capitalization of each class of the Acquiring Fund's shares* and (3) the pro forma capitalization of each class of the Acquiring Fund's shares, as adjusted showing the effect of the Exchange had it occurred on such date.

_______________
*Class B, Class C, Class R and Class T will not commence operations until the closing date on or about March __, 2003; the net asset value for Class A is used for the other classes.

                                                                 Pro Forma After
                                                                     Exchange
                               Fund          Acquiring Fund       Acquiring Fund
                              Class A            Class A             Class A
                            -----------      --------------       --------------
Total net assets             $4,475,712       $434,308,445         $438,784,157
Net asset value per share      $ 8.61             $10.29               $10.29
Shares outstanding            519,924          $42,219,570          42,641,803

                                                                 Pro Forma After
                                                                     Exchange
                               Fund          Acquiring Fund       Acquiring Fund
                              Class B            Class B             Class B
                            -----------      --------------       --------------
Total net assets             $2,485,480            N/A              $2,485,480
Net asset value per share      $ 8.29            $10.29               $10.29
Shares outstanding             299,717             N/A                241,543

                                                                 Pro Forma After
                                                                     Exchange
                               Fund          Acquiring Fund       Acquiring Fund
                              Class C            Class C             Class C
                            -----------      --------------       --------------
Total net assets            $1,403,487             N/A              $1,403,518
Net asset value per share      $ 8.33            $10.29                $10.29
Shares outstanding            168,398              N/A                136,393

                                                                 Pro Forma After
                                                                     Exchange
                               Fund          Acquiring Fund       Acquiring Fund
                              Class R            Class R             Class R
                            -----------      --------------       --------------
Total net assets              $44,941              N/A               $44,941
Net asset value per share      $ 8.64           $10.29                $10.29
Shares outstanding              5,203              N/A                 4,367

                                                                 Pro Forma After
                                                                     Exchange
                               Fund          Acquiring Fund       Acquiring Fund
                              Class T            Class T             Class T
                            -----------      --------------       --------------
Total net assets              $49,720              N/A                $49,720
Net asset value per share     $ 8.45              $10.29               $10.29
Shares outstanding              5,885              N/A                  4,832

           Purchase Procedures. The purchase procedures of the Fund and the Acquiring Fund and the automatic investment services they offer are the same. See "Account Policies – Buying Shares" and "Services for Fund Investors" in the relevant Prospectus and "Shareholder Services" in the relevant Statement of Additional Information for a discussion of purchase procedures.

           Shareholder Services Plan. Class A, Class B, Class C and Class T shares of the Fund and the Acquiring Fund are subject to a Shareholder Services Plan pursuant to which the Fund and the Acquiring Fund each pay its distributor a fee at an annual rate of 0.25% of the average daily net assets of the relevant class for providing shareholder services. See "Distribution Plan and Shareholder Services Plan—Shareholder Services Plan" in the relevant Statement of Additional Information for a discussion of the Shareholder Services Plan.

           Distribution Plan. Class B, Class C and Class T shares of the Fund and the Acquiring Fund are subject to plans adopted pursuant to Rule 12b-1 under the 1940 Act (each, a "Rule 12b-1 Plan"). Under the Fund's and Acquiring Fund's Rule 12b-1 Plans, each fund pays its distributor a fee at an annual rate of .75% of the average daily net assets of Class B shares and Class C shares and .25% of the average daily net assets of Class T shares (there is no Rule 12b-1 Plan fee for Class A or Class R shares) to finance the sale and distribution of such shares. Because the Rule 12b-1 Plan fee is paid out of the assets attributable to the relevant Class of shares on an ongoing basis, over time it will increase the cost of your investment in such Class of shares and may cost you more than paying other types of sales charges. See "Distribution Plan and Shareholder Services Plan--Distribution Plan" in the relevant Statement of Additional Information for a discussion of the relevant Rule 12b-1 Plan.

           Redemption Procedures. The redemption procedures of the Fund and the Acquiring Fund are substantially similar, except the Acquiring Fund may charge a 1.00% redemption fee on shares sold or exchanged within six months of their purchase. This redemption fee is deducted from the proceeds of such redemptions and retained by the Acquiring Fund. The redemption fee is not charged upon the redemption of shares purchased through omnibus accounts, nor is it used to pay fees imposed for various fund services. This redemption fee will not be imposed on Acquiring Fund shares received by Fund shareholders pursuant to the Exchange. See "Account Policies--Selling Shares" and "Instructions for Regular Accounts" or "Instructions for IRAs" in the relevant Prospectus for a discussion of redemption procedures.

           Distributions. The dividend and distributions policies of the Fund and the Acquiring Fund are identical. Although they may do so more frequently, each fund anticipates paying its shareholders any dividends or distributions once a year; the Acquiring Fund intends to pay any such dividends or distributions in December of each year. The actual amount of dividends paid per share by the Fund and the Acquiring Fund is different. The Fund will distribute any undistributed net investment income and net realized capital gains prior to the Exchange. Therefore, Fund shareholders could receive two taxable distributions on their investments in calendar year 2003 if the Exchange is approved. Each share class will generate a different dividend because each has different expenses. See "Distributions and Taxes" in the relevant Prospectus for a discussion of such policies.

           Shareholder Services. The shareholder services offered by the Fund and the Acquiring Fund are identical. The privileges you currently have on your Fund account will transfer automatically to your account with the Acquiring Fund. See "Services for Fund Investors" in the relevant Prospectus for a further discussion of the shareholder services offered.

REASONS FOR THE EXCHANGE

           The Directors of the Company and the Acquiring Company have concluded that the Exchange is in the best interests of the Fund and the Acquiring Fund, respectively, and their shareholders. Each Board believes that the Exchange will permit their respective shareholders to pursue the same investment goals in a larger combined fund without diluting such shareholders' interests. The Fund has been unable to attract sufficient assets to operate efficiently as a separate series of the Company without significant expense subsidization. As of October 4, 2002, the Fund had assets of approximately $9 million and the Acquiring Fund had assets of approximately $435 million. The Acquiring Fund has a lower expense ratio than the Fund (before and after Dreyfus waives fees and/or reimburses certain Fund expenses). By combining the Fund with the Acquiring Fund, which has larger aggregate net assets, Dreyfus should be able to provide Fund shareholders greater efficiencies in fund operations, including the benefits of economies of scale, which may result in a lower overall expense ratio over time (without relying on Dreyfus' waivers and reimbursements) through the spreading of fixed costs of fund operations over a larger asset base derived from trading a larger size portfolio.

           In determining whether to recommend approval of the Exchange, each Board considered the following factors, among others: (1) the compatibility of the Fund's and the Acquiring Fund's investment objective, management policies and investment restrictions, as well as shareholder services offered by the Fund and the Acquiring Fund; (2) the terms and conditions of the Exchange and whether the Exchange would result in dilution of shareholder interests; (3) expense ratios and information regarding the fees and expenses of the Fund and the Acquiring Fund, as well as the estimated expense ratio of the combined Acquiring Fund; (4) the relative performance of the Fund and the Acquiring Fund; (5) the tax consequences of the Exchange; and (6) the estimated costs to be incurred by the Fund and the Acquiring Fund in connection with the Exchange.

INFORMATION ABOUT THE EXCHANGE

           Plan of Exchange. The following summary of the Plan is qualified in its entirety by reference to the Plan attached to this Prospectus/Proxy Statement as Exhibit A. The Plan provides that, subject to the requisite approval of the Fund's shareholders, the Acquiring Fund will acquire all of the assets of the Fund, attributable to the Fund's Class A, Class B, Class C, Class R and Class T shares, in exchange for Acquiring Fund Class A, Class B, Class C, Class R and Class T shares, respectively, and the assumption by the Acquiring Fund of the Fund's stated liabilities on __________, 2003 or such later date as may be agreed upon by the parties (the "Closing Date"). The number of Acquiring Fund shares to be issued to the Fund will be determined on the basis of the relative net asset values per share and aggregate net assets of the corresponding Class of the Fund and the Acquiring Fund, generally computed as of the close of trading on the floor of the New York Stock Exchange (usually at 4:00 p.m. Eastern time) on the Closing Date. Portfolio securities of the Fund and the Acquiring Fund will be valued in accordance with the valuation practices of the Acquiring Fund, which are described under the caption "Account Policies—Buying Shares" in the Acquiring Fund's Prospectus and under the caption "Determination of Net Asset Value" in the Acquiring Fund's Statement of Additional Information.

           Prior to the Closing Date, the Fund will declare a dividend or dividends which, together with all dividends that have been declared previously, will have the effect of distributing to Fund shareholders all of the Fund's previously undistributed investment company taxable income, if any, for the tax period ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid), its net exempt interest income for the tax period ending on or prior to the Closing Date, and all of its previously undistributed net capital gain realized in the tax period ending on or prior to the Closing Date (after reduction for any capital loss carry forward).

           As conveniently as practicable after the Closing Date, the Fund will liquidate and distribute pro rata to its Class A, Class B, Class C, Class R and Class T shareholders of record, as of the close of business on the Closing Date, Acquiring Fund Class A, Class B, Class C, Class R and Class T shares, respectively, received by it in the Exchange. Such liquidation and distribution will be accomplished by establishing accounts on the share records of the Acquiring Fund in the name of each Fund shareholder, each account representing the respective pro rata number of Acquiring Fund shares due to the shareholder. After such distribution and the winding up of its affairs, the Fund will be terminated as a series of the Company and cease operations. After the Closing Date, any outstanding certificates representing Fund shares will represent Acquiring Fund shares distributed to the record holders of the Fund. Upon presentation to the transfer agent of the Acquiring Fund, Fund share certificates will be exchanged for Acquiring Fund share certificates.

           The Plan may be amended at any time prior to the Exchange. The Fund will provide its shareholders with information describing any material amendment to the Plan prior to shareholder consideration. The obligations of the Fund and the Acquiring Fund under the Plan are subject to various conditions, including approval by Fund shareholders holding the requisite number of Fund shares and the continuing accuracy of various representations and warranties of the Fund and the Acquiring Fund being confirmed by the Company and the Acquiring Company, respectively.

           The total expenses of the Exchange are expected to be approximately [$70,000,] which will be borne pro rata according to the aggregate net assets of the Fund and the Acquiring Fund on the date of the Exchange or, if the Exchange is not consummated, at the time the Plan is terminated. In addition to use of the mails, proxies may be solicited personally or by telephone, and the Fund may pay persons holding Fund shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals. In addition, the Fund may retain an outside firm to solicit proxies on behalf of the Company's Board. The cost to the Fund of any such outside firm solicitation is estimated to be approximately [$15,000].

           If the Exchange is not approved by Fund shareholders, the Company's Board will consider other appropriate courses of action, including liquidating the Fund.

           Temporary Suspension of Certain of the Fund's Investment Restrictions. Since certain of the Fund's existing investment restrictions could preclude the Fund from consummating the Exchange in the manner contemplated in the Plan, Fund shareholders are requested to authorize the temporary suspension of certain investment restrictions which restrict the Fund's ability to invest more than 25% of its total assets in the securities of one or more issuers conducting their principal activities in the same industry, as described in the Fund's Statement of Additional Information, as well as the temporary suspension of any other investment restriction of the Fund to the extent necessary to permit the consummation of the Exchange. The temporary suspension of the Fund's investment restrictions will not affect the investment restrictions of the Acquiring Fund. A vote in favor of the Proposal is deemed to be a vote in favor of the temporary suspension.

           Federal Income Tax Consequences. The exchange of Fund assets for Acquiring Fund shares is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). As a condition to the closing of the Exchange, the Fund and the Acquiring Fund will receive the opinion of Stroock & Stroock & Lavan LLP, counsel to the Fund and Acquiring Fund, to the effect that, on the basis of the existing provisions of the Code, Treasury regulations issued thereunder, current administrative regulations and pronouncements and court decisions, and certain facts, assumptions and representations, for federal income tax purposes: (1) the transfer of all of the Fund's assets in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the Fund's liabilities will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code; (2) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of stated liabilities of the Fund; (3) no gain or loss will be recognized by the Fund upon the transfer of its assets to the Acquiring Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of stated liabilities of the Fund or upon the distribution (whether actual or constructive) of Acquiring Fund shares to Fund shareholders in exchange for their shares of the Fund; (4) no gain or loss will be recognized by Fund shareholders upon the exchange of Fund shares for Acquiring Fund shares; (5) the aggregate tax basis for the Acquiring Fund shares received by each Fund shareholder pursuant to the Exchange will be the same as the aggregate tax basis for Fund shares held by such shareholder immediately prior to the Exchange, and the holding period of Acquiring Fund shares to be received by each Fund shareholder will include the period during which Fund shares surrendered in exchange therefor were held by such shareholder (provided Fund shares were held as capital assets on the date of the Exchange); and (6) the tax basis of Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Fund immediately prior to the Exchange, and the holding period of Fund assets in the hands of the Acquiring Fund will include the period during which those assets were held by the Fund.

           Neither the Fund nor the Acquiring Fund has sought a tax ruling from the Internal Revenue Service ("IRS"). The opinion of counsel is not binding on the IRS nor does it preclude the IRS from adopting a contrary position. Fund shareholders should consult their tax advisers regarding the effect, if any, of the proposed Exchange in light of their individual circumstances. Because the foregoing discussion relates only to the federal income tax consequences of the Exchange, Fund shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Exchange.

Required Vote and Board's Recommendation

           The Company's Board has approved the Plan and the Exchange and has determined that (1) participation in the Exchange is in the best interests of the Fund and its shareholders and (2) the interests of shareholders of the Fund will not be diluted as a result of the Exchange. Pursuant to the Company's charter documents, an affirmative vote of a majority of the Fund's shares outstanding and entitled to vote is required to approve the Plan and the Exchange.

THE COMPANY'S BOARD, INCLUDING THE "NON-INTERESTED" DIRECTORS,
UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR"
APPROVAL OF THE PLAN AND THE EXCHANGE.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND AND THE FUND

           Information about the Acquiring Fund is incorporated by reference into this Prospectus/Proxy Statement from the Acquiring Fund's Prospectus forming a part of the Acquiring Fund's Registration Statement on Form N-1A (File No. 33-58248). Information about the Fund is incorporated by reference into this Prospectus/Proxy Statement from the Fund's Prospectus forming a part of its Registration Statement on Form N-1A (File No. 2-30806).

           The Fund and the Acquiring Fund are subject to the requirements of the 1940 Act and file reports, proxy statements and other information with the Commission. Reports, proxy statements and other information filed by the Fund and the Acquiring Fund may be inspected and copied at the Public Reference Facilities of the Commission at 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549. Text-only versions of fund documents can be viewed on-line or downloaded from www.sec.gov. Copies of such material also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

VOTING INFORMATION

           In addition to the use of the mails, proxies may be solicited personally or by telephone, and persons holding Fund shares in their names or in nominee name may be paid for their expenses in sending soliciting materials to their principals. The Fund may retain an outside firm to assist in the solicitation of proxies, primarily by contacting shareholders by telephone.

           Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder's identity. In all cases where a telephonic proxy is solicited, the shareholder will be asked to provide his or her address, social security number (in the case of an individual) or taxpayer identification number (in the case of a non-individual) and the number of shares owned and to confirm that the shareholder has received the Prospectus/Proxy Statement and proxy card in the mail. Within 72 hours of receiving a shareholder's telephonic or electronically transmitted voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions and to provide a telephone number to call immediately if the shareholder's instructions are not correctly reflected in the confirmation. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Fund a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person.

           If a proxy is executed properly and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Fund shares on a particular matter with respect to which the broker or nominee does not have discretionary power) or is marked with an abstention (collectively, "abstentions"), the Fund shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions will have the effect of a "no" vote for the purpose of obtaining requisite approval for the proposal.

           In the event that a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposal, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Fund shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" the proposal in favor of such adjournment, and will vote those proxies required to be voted "AGAINST" the proposal against any adjournment. A quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding Fund shares entitled to vote at the Meeting.

           The votes of the Acquiring Fund's shareholders are not being solicited since their approval or consent is not necessary for the Exchange.

           As of ________, 2002, the following were known by the Fund to own of record 5% or more of the outstanding voting shares of the indicated Class of the Fund:

                                                         Percentage of
                         Name and Address              Outstanding Shares
                         ----------------              ------------------
                                                    Before              After
                                                   Exchange            Exchange
                                                   --------            --------

Class A
-------

Class B
-------

Class C
-------

Class R
-------

Class T
-------

           As of _________, 2002, the following were known by the Acquiring Fund to own of record 5% or more of the outstanding voting shares of the indicated Class of the Acquiring Fund:

                                                         Percentage of
                         Name and Address              Outstanding Shares
                         ----------------              ------------------
                                                    Before              After
                                                   Exchange            Exchange
                                                   --------            --------
Acquiring Fund
--------------

           As of ______, 2002, Directors and officers of the Company and the Acquiring Company, as a group, each owned less than 1% of the Fund's and the Acquiring Fund's outstanding shares, respectively.

FINANCIAL STATEMENTS AND EXPERTS

           The audited financial statements of the Fund for the fiscal year ended September 30, 2001 and the audited financial statements of the Acquiring Fund for the fiscal year ended May 31, 2002 have been incorporated herein by reference in reliance upon the reports of Ernst & Young LLP, the Fund's and the Acquiring Fund's independent auditors given on their authority as experts in accounting and auditing.

OTHER MATTERS

           The Company's Directors are not aware of any other matters which may come before the Meeting. However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES
AND THEIR NOMINEES

           Please advise the Fund, in care of Dreyfus Transfer, Inc., P.O. Box 9263, Boston, Massachusetts 02205-8501, whether other persons are the beneficial owners of Fund shares for which proxies are being solicited from you, and, if so, the number of copies of the Prospectus/Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Fund shares.

           IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

           AGREEMENT AND PLAN OF REORGANIZATION dated as of October 30, 2002 (the "Agreement"), between DREYFUS PREMIER EQUITY FUNDS, INC. (the "Company"), a Maryland corporation, on behalf of DREYFUS PREMIER DEVELOPING MARKETS FUND (the "Fund"), and DREYFUS INTERNATIONAL FUNDS, INC. (the "Acquiring Company"), a Maryland corporation, on behalf of DREYFUS PREMIER EMERGING MARKETS FUND (the "Acquiring Fund").

           This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1)(C) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization will consist of the transfer of all of the assets of the Fund, attributable to the Fund's Class A, Class B, Class C, Class R and Class T shares, to the Acquiring Fund in exchange solely for its Class A shares ("Acquiring Fund Class A Shares"), Class B shares ("Acquiring Fund Class B Shares"), Class C shares ("Acquiring Fund Class C Shares"), Class R shares ("Acquiring Fund Class R Shares") and Class T shares ("Acquiring Fund Class T Shares" and, together with Acquiring Fund Class A Shares, Acquiring Fund Class B Shares, Acquiring Fund Class C Shares and Acquiring Fund Class R Shares, the "Acquiring Fund Shares"), respectively, of common stock, par value $.001 per share, and the assumption by the Acquiring Fund of certain liabilities of the Fund and the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Fund in liquidation of the Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (the "Reorganization").

           WHEREAS, the Fund is a non-diversified series of the Company, a registered, open-end management investment company, and the Acquiring Fund is a non-diversified series of the Acquiring Company, a registered, open-end management investment company, and the Fund owns securities which are assets of the character in which the Acquiring Fund is permitted to invest;

           WHEREAS, both the Acquiring Fund and the Fund are authorized to issue their respective shares of common stock;

           WHEREAS, the Company's Board has determined that the exchange of all of the assets and stated liabilities of the Fund, attributable to the Fund's Class A, Class B, Class C, Class R and Class T shares, for Acquiring Fund Class A Shares, Acquiring Fund Class B Shares, Acquiring Fund Class C Shares, Acquiring Fund Class R Shares and Acquiring Fund Class T Shares, respectively, and the assumption of such liabilities by the Acquiring Fund is in the best interests of the Fund's shareholders and that the interests of the Fund's existing shareholders would not be diluted as a result of this transaction; and

           WHEREAS, the Acquiring Company's Board has determined that the exchange of all of the assets and stated liabilities of the Fund, attributable to the Fund's Class A, Class B, Class C, Class R and Class T shares, for Acquiring Fund Class A Shares, Acquiring Fund Class B Shares, Acquiring Fund Class C Shares, Acquiring Fund Class R Shares and Acquiring Fund Class T Shares, respectively, and the assumption of such liabilities by the Acquiring Fund is in the best interests of the Acquiring Fund's shareholders and that the interests of the Acquiring Fund's existing shareholders would not be diluted as a result of this transaction:

           NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:

1.	TRANSFER OF ASSETS OF THE FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND ASSUMPTION OF FUND LIABILITIES AND LIQUIDATION OF THE FUND.

                     1.1     Subject to the terms and conditions contained herein, the Fund agrees to assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, including all securities and cash (subject to liabilities), attributable to the Fund's Class A, Class B, Class C, Class R and Class T shares, and the Acquiring Fund agrees in exchange therefor (a) to deliver to the Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined as set forth in paragraph 2.3; and (b) to assume certain liabilities of the Fund, as set forth in paragraph 1.2. Such transactions shall take place at the closing (the "Closing") as of the close of business on the closing date (the "Closing Date"), provided for in paragraph 3.1. In lieu of delivering certificates for the Acquiring Fund Shares, the Acquiring Fund shall credit the Acquiring Fund Shares to the Fund's account on the books of the Acquiring Fund and shall deliver a confirmation thereof to the Fund.

                     1.2     The Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all liabilities, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the Fund prepared by The Dreyfus Corporation ("Dreyfus"), as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall assume only those liabilities of the Fund reflected in that unaudited statement of assets and liabilities and shall not assume any other liabilities, whether absolute or contingent.

                     1.3     Delivery of the assets of the Fund to be transferred shall be made on the Closing Date and shall be delivered to The Bank of New York, 100 Church Street, New York, New York 10286, the Acquiring Fund's custodian (the "Custodian"), for the account of the Acquiring Fund, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Acquiring Fund free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring Fund.

                     1.4     The Fund will pay or cause to be paid to the Acquiring Fund any interest received on or after the Closing Date with respect to assets transferred to the Acquiring Fund hereunder. The Fund will transfer to the Acquiring Fund any distributions, rights or other assets received by the Fund after the Closing Date as distributions on or with respect to the securities transferred. Such assets shall be deemed included in assets transferred to the Acquiring Fund on the Closing Date and shall not be separately valued.

                     1.5     As soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Fund will liquidate and distribute pro rata to the Fund's Class A, Class B, Class C, Class R and Class T shareholders of record, determined as of the close of business on the Closing Date ("Fund Shareholders"), Acquiring Fund Class A Shares, Acquiring Fund Class B Shares, Acquiring Fund Class C Shares, Acquiring Fund Class R Shares and Acquiring Fund Class T Shares, respectively, received by the Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the applicable Acquiring Fund Shares then credited to the account of the Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Fund Shareholders and representing the respective pro rata number of the applicable Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Fund simultaneously will be canceled on the books of the Fund.

                     1.6     Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund's current prospectus and statement of additional information.

                     1.7     Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquiring Fund Shares on the books of the Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

                     1.8     Any reporting responsibility of the Fund is and shall remain the responsibility of the Fund up to and including the Closing Date and such later date on which the Fund's existence is terminated.

2.	VALUATION.

                     2.1     The value of the Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m. Eastern time) on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Acquiring Company's Articles of Incorporation, as amended (the "Acquiring Company's Charter"), and then-current prospectus or statement of additional information of the Acquiring Fund, which are and shall be consistent with the policies currently in effect for the Fund.

                     2.2     The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures set forth in the Acquiring Company's Charter and then-current prospectus or statement of additional information of the Acquiring Fund, which are and shall be consistent with the policies currently in effect for the Fund.

                     2.3     The number of Acquiring Fund Class A Shares, Acquiring Fund Class B Shares, Acquiring Fund Class C Shares, Acquiring Fund Class R Shares and Acquiring Fund Class T Shares to be issued (including fractional shares, if any) in exchange for the Fund's net assets shall be determined by dividing the value of the net assets of the applicable Class of the Fund determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value of one Acquiring Fund Class A Share, Acquiring Fund Class B Share, Acquiring Fund Class C Share, Acquiring Fund Class R Share or Acquiring Fund Class T Share, as the case may be, determined in accordance with paragraph 2.2.

                     2.4     All computations of value shall be made in accordance with the regular practices of Dreyfus as fund accountant for the Fund and the Acquiring Fund.

3.	CLOSING AND CLOSING DATE.

                     3.1     The Closing Date shall be __________, 2003, or such other date as the parties, through their duly authorized officers, may mutually agree. All acts taking place at the Closing shall be deemed to take place simultaneously on the Closing Date unless otherwise provided. The Closing shall be held at 5:00 p.m., Eastern time, at the offices of Dreyfus, 200 Park Avenue, 7th Floor, New York, New York, or such other time and/or place as the parties may mutually agree.

                     3.2     The Custodian shall deliver at the Closing a certificate of an authorized officer stating that: the Fund's portfolio securities, cash and any other assets have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date.

                     3.3     If on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Fund shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

                     3.4     The transfer agent for the Fund shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Fund Class A, Class B, Class C, Class R and Class T shareholders and the number and percentage ownership of outstanding Class A, Class B, Class C, Class R and Class T shares, respectively, owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Company, or provide evidence satisfactory to the Company that such Acquiring Fund Shares have been credited to the Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, receipts or other documents as such other party or its counsel may reasonably request.

4.	REPRESENTATIONS AND WARRANTIES.

                     4.1     The Company, on behalf of the Fund, represents and warrants to the Acquiring Company, on behalf of the Acquiring Fund, as follows:

                               (a)     The Fund is a duly established and designated series of the Company, a corporation duly organized and validly existing under the laws of the State of Maryland, and has power to carry out its obligations under this Agreement.

                               (b)     The Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

                               (c)     The current prospectus and statement of additional information of the Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Securities and Exchange Commission (the "Commission") thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

                               (d)     The Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Company's Articles of Incorporation, as amended (the "Company's Charter"), or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company is a party on behalf of the Fund or by which the Fund is bound.

                               (e)     The Fund has no material contracts or other commitments outstanding (other than this Agreement) which will be terminated with liability to it on or prior to the Closing Date.

                               (f)     No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

                               (g)     The Statements of Assets and Liabilities of the Fund for each of its fiscal years from its commencement of operations through September 30, 2002 have been audited by Ernst & Young LLP, independent auditors, and are in accordance with generally accepted accounting principles, consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Fund as of such dates, and there are no known contingent liabilities of the Fund as of such dates not disclosed therein.

                               (h)     Since September 30, 2002, there has not been any material adverse change in the Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in Sections 1.2 and 4.1(g) hereof.

                               (i)     At the Closing Date, all federal and other tax returns and reports of the Fund required by law then to be filed shall have been filed, and all federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Company's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

                               (j)     For each taxable year of its operation, the Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

                               (k)     All issued and outstanding shares of the Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Fund. All of the issued and outstanding shares of the Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.4. The Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Fund's shares, nor is there outstanding any security convertible into any of the Fund's shares.

                               (l)     On the Closing Date, the Fund will have full right, power and authority to sell, assign, transfer and deliver the assets to be transferred by it hereunder.

                               (m)     The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Company's Board and, subject to the approval of the Fund's shareholders, this Agreement will constitute the valid and legally binding obligation of the Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

                               (n)     The proxy statement of the Company (the "Proxy Statement") included in the Registration Statement referred to in paragraph 5.5 (other than information therein that has been furnished by the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

                     4.2     The Acquiring Company, on behalf of the Acquiring Fund, represents and warrants to the Company, on behalf of the Fund, as follows:

                               (a)     The Acquiring Fund is a duly established and designated series of the Acquiring Company, a corporation duly organized and validly existing under the laws of the State of Maryland, and has power to carry out its obligations under this Agreement.

                               (b)     The Acquiring Company is registered under the 1940 Act as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

                               (c)     The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

                               (d)     The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Acquiring Company's Charter or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Company is a party on behalf of the Acquiring Fund or by which the Acquiring Fund is bound.

                               (e)     No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

                               (f)     The Statements of Assets and Liabilities of the Acquiring Fund for each of its five fiscal years ended May 31, 2002 have been audited by Ernst & Young LLP, independent auditors, and are in accordance with generally accepted accounting principles, consistently applied, and such statements (copies of which have been furnished to the Fund) fairly reflect the financial condition of the Acquiring Fund as of such dates.

                               (g)     Since May 31, 2002, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in Section 4.2(f) hereof.

                               (h)     At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Company's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

                               (i)     For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

                               (j)     All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

                               (k)     The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Acquiring Company's Board and shareholders, and this Agreement will constitute the valid and legally binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

                               (l)     The Proxy Statement included in the Registration Statement (only insofar as it relates to the Acquiring Fund and is based on information furnished by the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

                               (m)     No consideration other than the Acquiring Fund Shares (and the Acquiring Fund's assumption of the Fund's stated liabilities) will be issued in exchange for the Fund's assets in the Reorganization.

                               (n)     The Acquiring Fund has no plan or intention to issue additional Acquiring Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor does the Acquiring Fund, or any person "related" (within the meaning of Section 1.368-1(e)(3) of the regulations under the Code) to the Acquiring Fund, have any plan or intention to redeem or otherwise reacquire—during the five-year period beginning at the Closing Date, either directly or through any transaction, agreement or arrangement with any other person—with consideration other than Acquiring Fund Shares, any Acquiring Fund Shares issued to Fund Shareholders pursuant to Reorganization, other than through redemption arising in the ordinary course of that business as required by Section 22(e) of the 1940 Act.

                               (o)     The Acquiring Fund will, after the Reorganization, (i) continue the "historic business" (within the meaning of Section 1.368-1(d)(2) of the regulations under the Code) that the Fund conducted before the Reorganization and (ii) use a significant portion of the Fund's "historic business assets" (within the meaning of Section 1.368-1(d)(3) of the regulations under the Code) in that business.

                               (p)     The Acquiring Fund does not directly or indirectly own, nor on the Closing Date will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any shares of the Fund.

5.	COVENANTS OF THE ACQUIRING COMPANY AND THE COMPANY, on behalf of the acquiring fund and the fund, respectively.

                     5.1     The Acquiring Fund and the Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and distributions.

                     5.2     The Company will call a meeting of the Fund's shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

                     5.3     Subject to the provisions of this Agreement, the Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

                     5.4     As promptly as practicable, but in any case within sixty days after the Closing Date, the Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Fund for federal income tax purposes which will be carried over to the Acquiring Fund as a result of Section 381 of the Code and which will be certified by the Company's President or its Vice President and Treasurer.

                     5.5     The Company will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include the Proxy Statement referred to in paragraph 4.1(n), all to be included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act in connection with the meeting of the Fund's shareholders to consider approval of this Agreement and the transactions contemplated herein.

                     5.6     The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

                     The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

                     6.1     All representations and warranties of the Company, on behalf of the Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

                     6.2     The Company shall have delivered to the Acquiring Fund a statement of the Fund's assets and liabilities, together with a list of the Fund's portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Company's Treasurer.

                     6.3     The Company shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Company's President or Vice President and its Treasurer, in form and substance satisfactory to the Acquiring Fund, to the effect that the representations and warranties of the Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND.

                     The obligations of the Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

                     7.1     All representations and warranties of the Acquiring Company, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

                     7.2     The Acquiring Company shall have delivered to the Fund on the Closing Date a certificate executed in its name by the Acquiring Company's President or Vice President and its Treasurer, in form and substance reasonably satisfactory to the Fund, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Fund shall reasonably request.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND AND THE ACQUIRING FUND.

                     If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

                     8.1     This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Fund in accordance with the provisions of the Company's Charter.

                     8.2     On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

                     8.3     All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by the Fund or the Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Fund or the Acquiring Fund, provided that either party hereto may for itself waive any of such conditions.

                     8.4     The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

                     8.5     The Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to Fund shareholders all of the Fund's investment company taxable income for all taxable years or periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid); the excess of its interest income excludable from gross income under Section 103(a) of the Code over its disallowed deductions under Sections 265 and 171(a)(2) of the Code, for all taxable years or periods ending on or prior to the Closing Date; and all of its net capital gain realized in all taxable years or periods ending on or prior to the Closing Date (after reduction for any capital loss carry forward).

                     8.6     The parties shall have received an opinion of Stroock & Stroock & Lavan LLP substantially to the effect that based on the facts and assumptions stated herein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

                               (a)     The transfer of all of the Fund's assets in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code; (b) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund; (c) no gain or loss will be recognized by the Fund upon the transfer of the Fund's assets to the Acquiring Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund or upon the distribution (whether actual or constructive) of Acquiring Fund Shares to Fund Shareholders in exchange for their shares of the Fund; (d) no gain or loss will be recognized by Fund Shareholders upon the exchange of their Fund shares for the Acquiring Fund Shares; (e) the aggregate tax basis for the Acquiring Fund Shares received by each Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Fund shares held by such Shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund Shares to be received by each Fund Shareholder will include the period during which the Fund shares exchanged therefor were held by such Shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (f) the tax basis of the Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Fund immediately prior to the Reorganization, and the holding period of the assets of the Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Fund.

                     No opinion will be expressed as to the effect of the Reorganization on (i) the Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, and (ii) any shareholder of the Fund that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.

9.	TERMINATION OF AGREEMENT; EXPENSES.

                     9.1     This Agreement and the transaction contemplated hereby may be terminated and abandoned by resolution of the Board of the Company or of the Acquiring Company, as the case may be, at any time prior to the Closing Date (and notwithstanding any vote of the Fund's shareholders) if circumstances should develop that, in the opinion of the party's Board, make proceeding with the Reorganization inadvisable.

                     9.2     If this Agreement is terminated and the transaction contemplated hereby is abandoned pursuant to the provisions of this Section 9, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the Directors, officers or shareholders of the Acquiring Fund or of the Fund, as the case may be, in respect of this Agreement, except that the parties shall bear the aggregate expenses of the transaction contemplated hereby in proportion to their respective net assets as of the date this Agreement is terminated or the exchange contemplated hereby is abandoned.

                     9.3     The Fund and the Acquiring Fund shall bear the aggregate expenses of the transactions contemplated hereby in proportion to their respective net assets as of the Closing Date or, if this Agreement is terminated or the Reorganization contemplated hereby is abandoned prior to the Closing Date, as of the date of such termination or abandonment.

10.	WAIVER.

                     At any time prior to the Closing Date, any of the foregoing conditions may be waived by the Board of the Company or of the Acquiring Company if, in the judgment of either, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Fund or of the Acquiring Fund, as the case may be.

11.	MISCELLANEOUS.

                     11.1   None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

                     11.2   This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, and merges and supersedes all prior discussions, agreements and understandings of every kind and nature between them relating to the subject matter hereof. Neither party shall be bound by any condition, definition, warranty or representation, other than as set forth or provided in this Agreement or as may be, on or subsequent to the date hereof, set forth in a writing signed by the party to be bound thereby.

                     11.3   This Agreement shall be governed and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement by the Company and the Acquiring Company shall be governed and construed in accordance with the internal laws of the State of Maryland without giving effect to principles of conflict of laws.

                     11.4   This Agreement may be amended only by a signed writing between the parties.

                     11.5   This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

                     11.6   This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

           IN WITNESS WHEREOF, the Fund and the Acquiring Fund have caused this Agreement and Plan of Reorganization to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

DREYFUS PREMIER EQUITY FUNDS, INC., on behalf of Dreyfus Premier Developing Markets Fund By: /s/Stephen E. Canter Stephen E. Canter, President

ATTEST: /s/Michael A. Rosenberg
                  Michael A. Rosenberg,
                  Secretary

DREYFUS INTERNATIONAL FUNDS, INC., on behalf of Dreyfus Premier Emerging Markets Fund By: /s/Stephen E. Canter Stephen E. Canter, President

ATTEST: /s/Michael A. Rosenberg
                  Michael A. Rosenberg,
                  Secretary

DREYFUS PREMIER DEVELOPING MARKETS FUND

           The undersigned shareholder of Dreyfus Premier Developing Markets Fund (the "Fund"), a series of Dreyfus Premier Equity Funds, Inc. (the "Company"), hereby appoints Michael A. Rosenberg and Robert R. Mullery, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of common stock of the Fund standing in the name of the undersigned at the close of business on January 23, 2003, at a Special Meeting of Shareholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, at ____ [a.m./p.m.], on Friday, March 14, 2003, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Prospectus/Proxy Statement for the meeting.

           Please mark boxes in blue or black ink.

1.	To approve an Agreement and Plan of Reorganization between the Company, on behalf of the Fund, and Dreyfus International Funds Inc., on behalf of Dreyfus Premier Emerging Markets Fund (the "Acquiring Fund"), providing for the transfer of all of the assets of the Fund, subject to its liabilities, attributable to its Class A, Class B, Class C, Class R and Class T shares to the Acquiring Fund in exchange for the Acquiring Fund's corresponding Class A, Class B, Class C, Class R and Class T shares and the assumption by the Acquiring Fund of the Fund's stated liabilities, and the pro rata distribution of those shares to the Fund's shareholders and subsequent termination of the Fund.
                 FOR                         AGAINST                     ABSTAIN
                 |_|                           |_|                         |_|
2.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

THIS PROXY IS SOLICITED BY THE COMPANY'S DIRECTORS AND WILL BE VOTED FOR THE ABOVE PROPOSAL UNLESS OTHERWISE INDICATED.

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Prospectus/Proxy Statement is acknowledged.

Dated: Signature(s) Signature(s)

Sign, Date and Return the Proxy Card

Promptly Using the Enclosed Envelope

STATEMENT OF ADDITIONAL INFORMATION

_____________, 2002

Acquisition of the Assets of

DREYFUS PREMIER DEVELOPING MARKETS FUND
(A series of Dreyfus Premier Equity Funds, Inc.)

144 Glenn Curtiss Boulevard
Uniondale, New York 11556-0144

1-800-554-4611

By and in Exchange for Shares of

DREYFUS PREMIER EMERGING MARKETS FUND
(A series of Dreyfus International Funds, Inc.)

144 Glenn Curtiss Boulevard
Uniondale, New York 11556-0144

1-800-554-4611

           This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Proxy Statement dated __________, 2002, relating specifically to the proposed transfer of all of the assets and liabilities of Dreyfus Premier Developing Markets Fund (the "Fund"), a series of Dreyfus Premier Equity Funds, Inc., attributable to the Fund's Class A, Class B, Class C, Class R and Class T shares in exchange for Class A, Class B, Class C, Class R and Class T shares, respectively, of Dreyfus Premier Emerging Markets Fund (the "Acquiring Fund"), a series of Dreyfus International Funds, Inc. The transfer is to occur pursuant to an Agreement and Plan of Reorganization. This Statement of Additional Information consists of this cover page and the following documents attached hereto:

                     1. The Acquiring Fund's Statement of Additional Information dated November 15, 2002.

                     2. The Acquiring Fund's Annual Report for the fiscal year ended May 31, 2002.

                     3. The Fund's Annual Report for the fiscal year ended September 30, 2002.

          The Acquiring Fund's Statement of Additional Information, and the financial statements included in the Acquiring Fund's Annual Report and the Fund's Annual Report are incorporated herein by reference. The Prospectus/Proxy Statement dated _________, 2002 may be obtained by writing to the Fund or the Acquiring Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

DOCUMENTS INCORPORATED BY REFERENCE

           The Acquiring Fund's Statement of Additional Information dated November 15, 2002 is incorporated herein by reference to Dreyfus International Funds, Inc.’s Post-Effective Amendment No. 19 to its Registration Statement on Form N-1A filed November 8, 2002 (File No. 33-58248). The financial statements of the Acquiring Fund are incorporated herein by reference to its Annual Report dated May 31, 2002, filed July 31, 2002.

           The Fund's Statement of Additional Information dated February 1, 2002 is incorporated herein by reference to Dreyfus Premier Equity Funds, Inc.’s Post-Effective Amendment No. 72 to its Registration Statement on Form N-1A filed January 28, 2002 (File No. 2-30806). The financial statements of the Fund are incorporated herein by reference to its Annual Report dated September 30, 2001 filed December 11, 2001. The Fund anticipates that the Annual Report for the fiscal year ended September 30, 2002 will be filed on or about November 29, 2002.

DREYFUS INTERNATIONAL FUNDS, INC.
PART C
OTHER INFORMATION

ITEM 15       INDEMNIFICATION.
-------       ---------------

              The response to this item is incorporated by reference to Item 25 of Part C of
              Post-Effective Amendment No. 18 to the Registrant's Registration Statement
              on Form N-1A, filed September 25, 2002.

ITEM 16       EXHIBITS. All references are to Post-Effective Amendments to the Registrant's Registration
-------       --------

              Statement on Form N-1A (File No. 33-58248) (the "Registration Statement") unless otherwise noted.

     (1)(a)   Registrant's Articles of Incorporation and Articles of Amendment are incorporated by reference to Exhibit (1) of Post-Effective Amendment No. 5 to the Registration Statement and Exhibit
              (1)(b) of Post-Effective Amendment No. 8 to the Registration Statement.

     (1)(b)   Registrant's Articles of Amendment are incorporated by reference to Exhibit (a)(2) of
              Post-Effective Amendment No. 17 to the Registration Statement.

     (1)(c)   Registrant's Articles Supplementary are incorporated by reference to Exhibit (a)(3) of
              Post-Effective Amendment No. 17 to the Registration Statement.

     (2)      Registrant's By-Laws is incorporated by reference to Exhibit (b) of Post-Effective Amendment No.
              15 to the Registration Statement.

     (3)      Not Applicable.

     (4)      Agreement and Plan of Reorganization.*

     (5)      Reference is made to Exhibits (1) and (2) hereof.

     (6)      Management Agreement is incorporated by reference to Exhibit (5)(a) of Post-Effective Amendment
              No. 7 to the Registration Statement.

     (7)(a)   Distribution Agreement is incorporated by reference to Exhibit (e) of Post-Effective Amendment
              No. 16 to the Registration Statement.  Forms of Service Agreements is incorporated by reference to Exhibit (e) of Post-Effective Amendment No. 15 to the Registration Statement.  Forms of
              Service Agreements is incorporated by reference to Exhibit (e) of Post-Effective Amendment No.
              15 to the Registration Statement.

     (8)      Not Applicable.

     (9)(a)   Amended and Restated Custody Agreement is incorporated by reference to Exhibit 8(a) of
              Post-Effective Amendment No. 5 to the Registration Statement.

     (9)(b)   Amendment to Custody Agreement is incorporated by reference to Exhibit (g)(2) of Post-Effective
              Amendment No. 16 to the Registration Statement.

     (9)(c)   Foreign Custody Manager Agreement is incorporated by reference to Exhibit (g)(3) of
              Post-Effective Amendment No. 16 to the Registration Statement.

     (10)(a)  Revised Shareholder Services Plan is incorporated by reference to Exhibit (h) of Post-Effective
              Amendment No. 17 to the Registration Statement.

     (10)(b)  Distribution Plan is incorporated by reference to Exhibit (m) of Post-Effective Amendment No. 17 to the Registration Statement.

     (10)(c)  Rule 18f-3 Plan is incorporated by reference to Exhibit (o) of Post-Effective Amendment No. 17 to the Registration Statement.

     (11)(a)  Opinion and consent of Registrant's counsel is incorporated by reference to Exhibit (10) of
              Post-Effective Amendment No. 5 to the Registration Statement .

     (11)(b)  Consent of counsel.*

     (12)     Opinion and consent of counsel regarding tax matters.**

     (13)     Not Applicable.

     (14)     Consent of Independent Auditors.*

     (15)     Not Applicable.

     (16)     Powers of Attorney are incorporated by reference to Other Exhibit (a) of Post-Effective
              Amendment No. 16 to the Registration Statement.

     (17)(a)  Form of Proxy.*

     (17)(b)  Registrant's Prospectus dated November 15, 2002 is incorporated by reference to Post-Effective
              Amendment No. 19 to the Registration Statement, filed November 8, 2002.

     (17)(c)  Dreyfus Premier Developing Markets Fund's Prospectus and Statement of Additional Information
              dated February 1, 2002 are incorporated by reference to Post-Effective Amendment No. 72 to
              Dreyfus Premier Equity Funds, Inc. Registration Statement on Form N-1A, filed January 28, 2002
              (File No. 2-30806).

________________________

*        Filed herewith as part of the Prospectus/Proxy Statement.

**       To be filed by Post-Effective Amendment.

ITEM 17.      UNDERTAKINGS.
-------       -------------

(1)           The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)           The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933 each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)           The undersigned Registrant agrees to file by post-effective amendment the final opinion of counsel regarding tax matters within a reasonable period of time after receiving such opinion.

SIGNATURES

          As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of New York, and State of New York on the 12th day of November, 2002.

DREYFUS INTERNATIONAL FUNDS, INC. (Registrant) By: /s/ STEVEN E. CANTER* Steven E. Canter, President

POWER OF ATTORNEY

Each person whose signature appears below on this Registration Statement hereby constitutes and appoints Robert R. Mullery, Michael A. Rosenberg and Steven F. Newman, and each of them, with full power to act without the other, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to this Registration Statement (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

           Pursuant to the requirements of the Securities Act of 1993, the following persons in the capacities and on the dates indicated have signed this Registration Statement below.

            SIGNATURES                              TITLE                          DATE
            ----------                              -----                          ----

/S/STEPHEN E. CANTER*                President (Principal Executive              11/12/02
---------------------
Stephen E. Canter                    Officer)

/S/JOSEPH CONNOLLY*                  Vice President and Treasurer                11/12/02
-------------------
Joseph Connolly                      (Principal Accounting and
                                     Financial Officer)

/S/JOSEPH S. DIMARTINO*              Chairman of the Board of Directors          11/12/02
-----------------------
Joseph S. DiMartino

/S/DAVID P. FELDMAN*                 Director                                    11/12/02
--------------------
David P. Feldman

/S/JAMES F. HENRY*                   Director                                    11/12/02
------------------
James F. Henry

/S/ ROSALIND G. JACOBS*              Director                                    11/12/02
-----------------------
Rosalind G. Jacobs

/S/PAUL A. MARKS*                    Director                                    11/12/02
-----------------
Paul A. Marks

/S/MARTIN PERETZ*                    Director                                    11/12/02
-----------------
Martin Peretz

/S/BERT W. WASSERMAN*                Director                                    11/12/02
---------------------
Bert W. Wasserman

*By:     /S/ROBERT R. MULLERY
         --------------------
         Robert R. Mullery
         Attorney-in-Fact

EXHIBIT INDEX
-------------

(11)(b)  Consent of counsel

(14)     Consent of Independent Auditors